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                       SUPPLEMENT DATED JUNE 14, 2006 TO

                       PROSPECTUS DATED MAY 1, 2006 FOR

             FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                                  THROUGH ITS

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

This supplement updates certain information contained in your prospectus. Please keep it and keep it with your prospectus for future reference.

Portfolios

Effective June 12, 2006, the AIM Variable Insurance Funds -- AIM V.I. Blue Chip Fund -- Series 1 Shares completed a reorganization pursuant to which all of the assets of AIM Variable Insurance Funds -- AIM V.I. Blue Chip Fund -- Series 1 Shares were transferred to the AIM Variable Insurance Funds -- AIM V.I. Large Cap Growth Fund -- Series 1 Shares. Shareholders of the AIM Variable Insurance Funds -- AIM V.I. Blue Chip Fund -- Series 1 Shares received corresponding shares of the AIM Variable Insurance Funds -- AIM V.I. Large Cap Growth Fund -- Series 1 Shares. The AIM Variable Insurance Funds -- AIM V.I. Blue Chip Fund -- Series 1 Shares has ceased operations and the Subaccount investing in the fund is no longer available for new purchase payments and transfers.